Vanguard Managed Payout Fund

Supplement Dated June 25, 2019, to the Prospectus Dated
April 26, 2019

Important Changes to the Fund

On June 25, 2019, Vanguard Managed Payout Fund (the “Fund”) will reallocate a portion of its assets to Vanguard Commodity Strategy Fund (the “Commodity
Strategy Fund”). This change was previously approved by the Fund’s board of trustees.
The Fund does not have a fixed asset allocation. As described in the Fund’s prospectus, the exact proportion of each asset class or investment may be changed to reflect shifts in the advisor’s risk and return expectations.

Vanguard Commodity Strategy Fund

Prior to June 25, 2019, the Fund gained exposure to the commodities markets by investing in a wholly owned subsidiary. Effective June 25, 2019, the Fund gains exposure to the commodities markets by investing in the Commodity
Strategy Fund. The Fund may also invest directly in commodity-linked investments.
The Commodity Strategy Fund seeks to provide broad commodities exposure and capital appreciation by investing in commodity-linked investments, which are backed by a portfolio of inflation-linked investments and other fixed income securities. Commodities are real assets, including, but not limited to, agricultural products, livestock, precious and industrial metals, and energy products. The
Commodity Strategy Fund invests—either directly or indirectly through a wholly owned subsidiary—in instruments that create long and short exposure to commodities, including commodity-linked total return swaps, commodity futures contracts and options on commodity futures contracts, commodity-
linked structured notes, exchange-traded commodity pools or funds, and other

(over, please)

commodity-linked derivative instruments. Particular commodity-linked investments may not necessarily conform to the composition, weighting, roll dates, reset dates, or contract months of the fund’s benchmark index or any other commodity market index. The Commodity Strategy Fund invests the remainder of its assets in inflation-indexed bonds issued by the U.S.
government, its agencies and instrumentalities, and corporations; or in other fixed income securities, such as cash or cash equivalent investments and short-
term bonds. The Commodity Strategy Fund’s fixed income investments may provide liquidity for the fund or serve as margin or collateral for its commodity-
linked investments.

Please see the Commodity Strategy Fund’s prospectus for more information about the fund and its investment strategies and risks.

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Vanguard Marketing Corporation, Distributor.	PS 1498A 062019